Shareholders' Equity	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Shareholders’ Equity

Common Stock Dividend: The Company paid a quarterly cash dividend each quarter of 2019. The first quarter dividend declared was $0.14 per share and paid in April 2019. The dividend declared was increased to $0.16 per share in the second, third and fourth quarters of 2019. The second and third quarter dividend declared were paid in July and October. The fourth quarter dividend was paid in January, 2020. The Company also paid a cash dividend $1.5 million on the common stock on January 25, 2019 which had been declared in the fourth quarter of 2018. During 2019 the Company paid $6.5 million in common stock cash dividends.

In January 2020, the Company declared a 10% common stock dividend to shareholders. The Company declared the stock dividend before the Company's 2019 financial statements are issued or are available to be issued. As the result, the company retroactively adjusted the assumed dividend shares 1,077,121 to the outstanding shares at December 31, 2019. All share and per share information have been retroactively adjusted to give effect to the stock dividend for the periods presented.

The timing and amount of future dividends will be within the discretion of the Board of Directors and will depend on the consolidated earnings, financial condition, liquidity, and capital requirements of the Company and its subsidiaries, applicable governmental regulations and policies, and other factors deemed relevant by the Board.

Treasury Stock: The Company, in 2015, announced plans to purchase up to 500,000 shares of its own stock. During 2016, the Company purchased 294 shares at an average cost of $12.61 per share.

Stock Options: In 2015, the shareholders approved the 2015 Equity Incentive Plan (the "Plan"). The Plan is a "non-qualified" stock option plan. Under the plan, stock options have generally been granted with an exercise price equal to the fair value of the company’s common stock on the grant date. All options issued have a 10-year contractual term and vest over five years.

In January 2016, the Company awarded 145,300 options to its directors and certain officers and employees. In August 2018, the Company awarded 124,000 options to its directors and certain officers and employees. The weighted average grant date fair value of stock option awards granted in 2018 was $3.83 per share. The company did not grant any options in 2019. Compensation expense related to options is measured based on the grant-date fair value determined using the Black-Scholes valuation model. The outstanding options at December 31, 2019 have a weighted average exercise price of $14.80.

We recognize compensation expense for stock options on a straight-line basis over the specified vesting period. Net compensation expense for the employees and directors’ option grants recognized during 2019 and 2018 amounted to $166,400 and $104,200, respectively. The remaining unrecognized compensation expense for the employees and directors’ option at December 31, 2019 is $422,300.

The following table summarizes stock option activity of employees and directors for the year ended December 31, 2019.

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at January 1, 2019	291,584	$14.36
Granted	—	$—
Exercised	(15,584)	$8.59
Expired/terminated	(5,324)	$8.59
Outstanding at December 31, 2019:	270,676	$14.80	7.2	$2,822,610
Exercisable at December 31, 2019:	106,577	$11.75	6.7	$1,437,151

* The data above did not give retrospectively adjustment for the assumed stock dividend declared in January 2020.

Under 2015 Equity Incentive Plan, the Company was authorized to issue 50,000 shares of restricted stock upon the grant of awards. All restricted stocks vests over five years. The company granted 1,460 shares and 1,148 shares of the restricted stock in 2019 and 2018, respectively, in which 522 shares and 230 shares of restricted stock were vested and exercised in 2019 and 2018. The nonvesting restricted stocks were 1,816 shares and 918 at December 31, 2019 and 2018. The weighted average of the grant date fair values were $19.02 and $19.93 per share for the the awards of 2019 and 2018, respectively. The Company recognized $9,900 and $4,500 compensation costs of the restricted stocks during year 2019 and 2018.

Preferred Stock: In December of 2013, the Company completed a private placement of newly designated 6% Non-Cumulative Perpetual Convertible Preferred Stock, Series B, with a liquidation preference of $1,000 per share. The Company sold 20,000 shares in the placement for gross proceeds of $20.0 million. Each share of Series B Preferred Stock is convertible, at the option of the holder into approximately 125.05 shares of Common Stock at December 31, 2019. There were 500 shares of Series B Preferred Stock outstanding at December 31, 2019. Upon full conversion of the outstanding shares of the Series B Preferred Stock, the Company will issue approximately 62,553 shares of Common Stock assuming that the conversion rate does not change. The conversion rate and the total number of shares to be issued would be adjusted for future stock dividends, stock splits and other corporate actions. The conversion rate was set using a conversion price for the common stock of $10.64, which was approximately 20% over the closing price of the Common Stock on October 10, 2013, the day the Series B Preferred Stock was priced.

During 2019 and 2018, preferred stockholders converted 724 and 14,747 shares of preferred shares into 90,532 and 1,843,761 shares of common stock.

The Company has recorded dividends on preferred stock in the approximate amount of $24,000 and $446,000 for the years ended December 31, 2019 and 2018, respectively. The Company paid cash dividend $60 per share on the preferred stock for year 2019. The preferred stock qualifies for and is accounted for as equity securities and is included in the Company’s Tier I capital since issued.

Non-controlling interests: The Company has a joint venture with Bridgestone Capital LLC in PDL LLC, a joint venture formed in 2018 to originate short-term alternative real estate loan products. The Company has a 51% ownership interest in the joint venture. For the year ended December 31, 2018, Bridgestone Capital LLC made a $1.2 million capital contribution to PDL.